Supplement to the

Fidelity® Blue Chip Value Fund

September 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Blue Chip Value Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.84%AB

Distribution and/or Service (12b-1) fees	None

Other expenses	0.02%B

Total annual operating expenses	0.86%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the Russell 1000® Value Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.

B Adjusted to reflect current fees.

1 year	$ 88

3 years	$ 274

5 years	$ 477

10 years	$ 1,061

BCV-SUSTK-0324-100 1.9911360.100	March 1, 2024